ENCORE CAPITAL GROUP, INC. June 12, 2013 William Blair & Company 33rd Annual Growth Stock Conference Exhibit 99.1

PROPRIETARY
CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
2
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the
Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms
10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY
ENCORE IS A LEADING PLAYER IN THE CONSUMER DEBT BUYING
AND RECOVERY INDUSTRY
3
We deploy capital to acquire
delinquent consumer receivables...
•
Purchaser of defaulted consumer
credit portfolios & delinquent tax liens
•
Work with consumers to help them
repay their obligations over time
•
Employ analytics to segment
consumers on an individual basis
•
Have relationships with 1 in 7
American consumers
•
Collected $987M in total cash
collections TTM through Q12013
... and generate predictable cash
flows over a multi-year time horizon
Total Cash
Collections
Portfolio
Purchase
Price
Illustrative yearly cash collections
Years
1-2
Years
3-4
Years
5-6
Years
7-8
2-3x

PROPRIETARY
ENCORE PROVIDES A PRINCIPLED AND ESSENTIAL SERVICE
Contingency
collection agency
Collection
time frame
•
4-6 months
Consumer
experience
Pressure
•
Artificial deadlines
•
Multiple
exchanges of
sensitive data
•
Counter productive
incentives
Outcome
•
Consumer is
confused and
frustrated
4
•
84 months to
recover financially
Partnership
•
Create partnership
strategy and set goals
•
Tailor solutions to
individuals
•
Single point of contact
•
Maximizes repayment
likelihood, and
ensures fair treatment
vs.
Relationship is
transactional
•
Attempt to collect during
initial delinquency cycle
•
Consumer is "charged-
off" by issuer on day
181 of cycle
•
No longer considered a
'customer' by creditor
Original creditor

PROPRIETARY
OUR BUSINESS PRINCIPLES ARE BUILT ON TREATING CONSUMERS
FAIRLY AND WITH RESPECT
5
Understanding
our consumers
•
Acknowledging limitations of our consumers’
household balance sheets to align recovery plans
•
Deploying specialized surveys to test consumer
satisfaction
Making focused
investments
•
Built specialized non-collections work groups to serve
consumer needs
•
Established Consumer Credit Research Institute to
better understand the financially stressed consumer
Improving
consumer
experience
•
Living the Consumer Bill of Rights
•
Creating resources and directing financially stressed
consumers to best external references
•
Founded Consumer Experience Council

PROPRIETARY
ENCORE HAS DELIVERED A TRACK RECORD OF STRONG,
SUSTAINABLE FINANCIAL RESULTS
6
+22%
-1100 BPS
+27% +42%
Cash Collections ($M) Cost to Collect (%)
Adjusted EBITDA ($M) Earnings Per Share ($)
Strong business
fundamentals...
...driving
profitable
growth
1
2
1. Adjusted EBITDA is a non-GAAP number which the Company considers to be  and utilizes as a meaningful indicator of operating performance See Reconciliation of Adjusted
EBITDA to GAAP Net Income at the end of this presentation. 2. Per Fully Diluted Share from Continuing Operations
Note: Growth rate percentages for Cash Collections, Adjusted EBITDA, and EPS signify compounded annual growth rate from 2007 - 2012

PROPRIETARY
AND HAS CONTINUED TO BUILD UPON THIS PERFORMANCE WITH
STRONG RESULTS THIS YEAR
Q1 2013 Q1 2012
Increase/
(Decrease)
Collections $270 $231 17%
Revenue $144 $126 14%
Cost to collect 36.5% 38.4% (190 bps)
Adjusted EBITDA $174 $144 21%
EPS $0.86 $0.70 23%
7
Year over year financial results
1

1. Adjusted EBITDA is a non-GAAP number which the Company considers to be  and utilizes as a meaningful indicator of operating performance See Reconciliation of Adjusted
EBITDA to GAAP Net Income at the end of this presentation. 2. Excludes one-time deal costs and non-cash convert interest

PROPRIETARY
1,967
1,571
1,389
1,160
1,063
892
0
500
1,000
1,500
2,000
($M)
2012 2011 2010 2009 2008 2007
WE HAVE RAPIDLY GAINED SCALE AND POSITIONED THE COMPANY
FOR SUSTAINED GROWTH
8
Note: Excludes the ~$1B in ERC of AACC; Also excludes £908M in ERC of Cabot at year end 2012 of which Encore would have had a 42.8% economic interest
Estimated Remaining Collections in core receivables
+17%

PROPRIETARY 200 400 600 0 ($M) 2012 562 2011 387 2010 362 2009 257 2008 230 2007 209 THIS SCALE HAS BEEN CREATED BY MARKET LEADING INVESTMENTS 9 Capital deployed in core receivables +22%

PROPRIETARY
WE HAVE DELIVERED INDUSTRY LEADING TOTAL SHAREHOLDER
RETURN OVER THE PAST 5 YEARS
10
Total Shareholder Return (Dec. 2007-Dec. 2012)
1. Top Quartile tracks the dollar weighted average of the companies which fall in the 70th – 80th percentile range of the S&P 500
0
100
200
300
2010 2009 2008 2013 2012 2011
10%
S&P Top Quartile 1 :
(2%)
Nasdaq Finance:
26%
Encore Capital:
2%
S&P Index:
(%)

WE ARE WELL POSITIONED TO MAINTAIN OUR MOMENTUM AND
CONTINUE DELIVERING TOP QUARTILE TSR
11
Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
PROPRIETARY
•
Consumer
intelligence
•
Data driven,
predictive modeling
•
Portfolio valuation at
consumer level
•
Consumer Credit
Research Institute
Superior
Analytics
1
•
Specialized call
centers
•
Efficient international
operations
•
Internal legal
platform
Operational Scale
& Cost Leadership
2
•
Sustained success
at raising capital
Low cost of debt
Sustainable
borrowing
capacity and cash
flow generation
•
Prudent capital
deployment
Strong Capital
Stewardship
3
•
Uniquely scalable
platform
•
Strategic investment
opportunities in near-
in geographic and
paper type
adjacencies
Extendable
Business Model

PROPRIETARY
OUR SUPERIOR ANALYTICS STEM FROM OUR INVESTMENTS TO
BETTER UNDERSTAND CONSUMERS...
12
Industrialized
behavioral
science
R&D that
includes field
experiments
and new theory
development
Reporting and
alerts
Basic
consumer
segmentation
and targeting
Statistical
analysis and
forecasting
Simple
models to
increase
collection
returns
Predictive
modeling and
optimization
Advanced
models focused
on consumer
behavior and
financial ability
2001 2005 2012

Encore’s individual
underwriting approach
to portfolio valuation
accommodates our
specialized operational
strengths
Low willingness
Low ability
High willingness
High capability
High willingness
Moderate capability
High willingness
Low capability
Low willingness
High ability
Low willingness
Moderate ability
...WHICH IS CLEARLY SEEN IN OUR APPROACH TO CONSUMER LEVEL
PORTFOLIO VALUATION
13
PROPRIETARY
Strong partnership
and recovery
opportunities
Enforce legal contract
through formal channels
Payment plans and
opportunities to build
longer relationships
Significant discounts
and many small
payments
Remind consumers through
legal messaging
Hardship strategies and removal
from the collections process

THROUGH OUR INVESTMENTS IN ANALYTICS OUR EFFECTIVENESS
HAS INCREASED BY 11%

Improved liquidation in our call center channel
1. Of like portfolios through call center channel 2. 2008 = 100
Note: Assumes 8% marginal cost to collect through call center channel, 40% tax rate, 2.3x CCM, 25M diluted shares outstanding
PROPRIETARY
•
In 2012, we collected
$442M
through our call center channel
•
In 2008, we would have only
collected
$398M
•
~$44M
collections
•
~$0.50
Impact of 11% improvement
in liquidation (2008-2012)
111
100
80
90
100
110
120
2012 Vintage 2008 Vintage
Indexed liquidation rate
2
+11%
1
in incremental EPS
in incremental cash

PROPRIETARY
36.5
40.4
42.2
43.7
47.6
50.2
51.5
2007 Q1 2013 2012 2011 2010 2009 2008
Internal Legal investments
WE HAVE THE INDUSTRY LEADING COST PLATFORM, DRIVEN BY
CONTINUING OPERATIONAL IMPROVEMENTS
15
Increased specialization in call centers
Scaling Indian call center
Improving analytics
Overall Cost to Collect (%)

PROPRIETARY
•
Debt is our working capital
– Capital deployment business
which generates strong cash
flows
EFFICIENT CAPITAL STEWARDSHIP IS CRITICAL TO ENCORE'S
SUCCESS
16
•
Strong cash flow allows for
TSR driving investments
Reinvest in wide range of
receivables
Return capital to shareholders
when it is highest return option
External
capital
•
Reinvest
in core
•
Adjacent
Spaces
•
Return to
shareholders
Cash flow
Collections
process
Portfolio
purchases
Prudent investment in
adjacencies to supplement core
growth

PROPRIETARY
3,000
2,000
1,000
0
($M)
2007 2008 2009 2010 2011 2012 Q1 2013
w/AACC
Net Debt.
1
Estimated Remaining Collections (ERC) vs. Net Debt
WE HAVE A STRONG ABILITY TO QUICKLY RAISE CAPITAL WHICH
IS SUPPORTED BY OUR ESTIMATED REMAINING COLLECTIONS
17
1. Includes revolver, senior, and net convertible debt less cash
2. Assumes liquidation cost to collect of 30% and a tax rate of 39.2%; Q1 2013 values as of 10-q filings; Assumes pro forma $1B of ERC from AACC
Gross ERC less Cost to Collect and Taxes
2
Gross ERC

PROPRIETARY
Actual cash
collections
0
2,000
4,000
6,000
($M)
Initial
projections
WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING
COLLECTIONS IS CONSERVATIVE

Cumulative Collections - initial expectation vs. actual

PROPRIETARY
OUR ABILITY TO RAISE ADDITIONAL CAPITAL ALLOWS US TO
PURSUE SUPPLEMENTAL GROWTH IN ADJACENT SPACES
19
...and structure our debt to maximize
flexibility for future growth
– No impact on ability to
purchase core US receivables
•
Propel facilities are incremental
to, and separate from, our core
debt facilities
•
We will continue to pursue and
deploy separate pools of capital
Note: Core debt includes revolver, term loan, Prudential notes, and convertible notes plus accordion
1,275
300
Separate Propel
facilities
We have the debt markets expertise
to fund new opportunities...
1,500
1,000
500
0
Total debt availability ($M)
Current
975
2007
330
Core debt

PROPRIETARY
OUR CAPITAL DEPLOYMENT STRATEGY FOCUSES ON DELIVERING
ATTRACTIVE AND SUSTAINABLE TOTAL SHAREHOLDER RETURN
20
All investments viewed through lens of
Total Shareholder Return
Deployment priorities
Reinvestments in core
receivables business
•
All investments bound by IRR guidelines
•
Maintain operational flexibility with a
range of core asset classes
Principles for capital deployment
Investments in
near-in adjacent spaces
•
Prudent investment in adjacent spaces
which leverage our core competencies
Return of capital
to shareholders
•
Recognize there are times when best
investment is to return cash

New asset
classes
Bankrupt
accounts
Outsourcing
services
International
Secured
assets
Performing
assets
WE HAVE PURSUED DEALS AND INITIATIVES THAT ALIGN WITH
OUR CORE BUSINESS
Expand
geographically
Focus on
bankruptcy
Cover
different
type of debt
PROPRIETARY
21
$83.6M
investment
in BK paper
in 2012

THE ASSET ACCEPTANCE DEAL IS WELL ALIGNED WITH OUR
STRATEGY AND ADDS $1 BILLION TO OUR ERC
Largely satisfies our 2013
purchasing goals with
attractive vintages
Allows us to be selective in
purchases for the remainder
of the year
Able to leverage best
practices across the two
platforms to drive synergies
PROPRIETARY

PROPRIETARY
80
60
40
20
0
Cash Collections ($M)
100
0
300
200
Cash Collections ($M)
WE HAVE A STRONG TRACK RECORD ACQUIRING PORTFOLIOS
FROM OTHER DEBT PURCHASERS SIMILAR TO AACC
23
$90M portfolio purchased in 2005 $100+M portfolio purchased in 2012
Initial
expectations:
$59M
Results to date:
$77M
Initial
expectations:
$199M
Results to date:
$237M
2005 2007 2009 2011 Jun-12 Sep-12 Dec-12 Mar-13 2013

PROPRIETARY
WE CAN LEVERAGE OUR PLATFORM AND CAPABILITIES TO
REALIZE SUBSTANTIAL SYNERGY VALUE AT AACC
Lower cost
structure:
Leverage Encore's
lower cost platform to expand margins on cash
collections
Match Encore's
lower collection
cost in 9 months
Internal legal
collections:
Integrate AACC's
strong internal legal platform to drive
additional overall operating efficiencies
Accelerate migration
to internal legal
platform by ~2 years
Source of value Impact
Deeper consumer insight and analytics:
More focused segmentation and targeting,
resulting in better collections
CCM target
of ~2.0 – 2.5x
24
1
2
3

WE HAVE MADE SIGNIFICANT PROGRESS EXECUTING OUR PLANS
FOR PROPEL

Our plan
Existing
market
•
Working to penetrate the
80% of the Texas market
that doesn't use tax lien
transfers
What we've delivered
•
Developed & implemented
model for direct mailing
•
Started outbound calling
w/existing Encore facilities
•
Lobbying to introduce
legislation in other states
that will create new markets
•
Successfully worked with
Nevada to pass legislation
•
Advancing legislative push
to other states
•
Purchased tax lien
certificates in three states
New
opportunities
•
Exploring alternative tax lien
models that will allow us to
expand into new markets
New
markets
PROPRIETARY

PROPRIETARY
RESULTING IN GROWTH IN THE SIZE OF OUR PORTFOLIO WHILE
MAINTAINING AN EXCEPTIONALLY LOW RISK PROFILE
26
•
$8,750 average balance
•
8-year term
•
6-year weighted average life
•
13-15% typical interest rate
Texas portfolio characteristics
•
$230,000 average property value
•
4.6% average LTV at origination
•
1.0% foreclosure rate
•
Zero losses
Propel portfolio size
154
137
121
99
0
100
200
Q1 2013 2012 2011 2010
($M)

PROPRIETARY
Market leader in U.K. debt management
•
Over 14 years of collections growth
•
Operations in Great Britain and Ireland
Specializes in higher balance, “semi-
performing” (i.e., paying) accounts
•
Favorable repayment characteristics
Key statistics as of March 31, 2013:
•
£7.7B face-value of debt acquired for £706M
•
ERC = £934M
•
3.6M customer accounts
•
2012 collections = £161M
•
2012 capital deployment = £130M
1
Cabot was the leading purchaser
of debt in the U.K. in 2012
CABOT IS THE LEADING PURCHASER OF DEBT IN THE U.K.
1. £31M funded by Anacap
For FY 2012
27
91
42
0 50 100 150
(£M)
Arrow
Lowell
Cabot 130
1

PROPRIETARY
ENCORE PROVIDES CABOT WITH SEVERAL SYNERGY
OPPORTUNITIES
•
Enhance collections by leveraging
Encore's efficient operations,
including our operations in India
•
Leverage Encore's experience in
secondary and tertiary debt  to
pursue new investments in the U.K.
•
Leverage Encore’s favorable
financing to fund growth
•
Deploy Encore's superior analytical
capabilities to the Cabot platform
•
Focus on improving account
segmentation and specialized
collection strategies
28
Leverage
Encore's
analytics
Leverage
Encore's
operations
and know-
how
Invest in
different
segments

PROPRIETARY
ENCORE'S ACQUISITION OF CABOT WILL PROVIDE A VEHICLE TO
CONTINUE ITS STRONG EARNINGS GROWTH
Growing market
Encore can deploy capital in a growing market
Profitable market
Portfolio IRRs are strong and favorable
Timeline
Deal expected to close in Q3 of 2013
Encore EPS
Supports Encore's 15% long-term EPS growth
29
1
1. Calculation of EPS excludes one-time transaction and integration costs and non-cash interest associated with the Company’s 2012 convertible debt offering.  For forward-looking EPS projections, such one-time costs or charges are not presently quantified

WE ARE WELL POSITIONED TO MAINTAIN OUR MOMENTUM AND
CONTINUE DELIVERING TOP QUARTILE TSR

Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return
•
Specialized call
centers
•
Efficient international
operations
•
Internal legal
platform
Operational Scale
& Cost Leadership
2
Low cost of debt
Sustainable
borrowing capacity
and cash flow
generation
Strong Capital
Stewardship
3
•
Consumer
intelligence
•
Data driven,
predictive modeling
•
Portfolio valuation at
consumer level
•
Consumer Credit
Research Institute
Superior
Analytics
1
•
Uniquely scalable
platform
•
Strategic investment
opportunities in near-
in geographic and
paper type
adjacencies
Extendable
Business Model
4
PROPRIETARY
Prudent capital
deployment
Sustained success at
raising capital

PROPRIETARY 31 APPENDIX

PROPRIETARY
RECONCILIATION OF ADJUSTED EBITDA
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/08 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.
PROPRIETARY
32
3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 12/31/10
GAAP net income, as reported 6,751      6,162      3,028      (2,095)     8,997      6,641      9,004      8,405       10,861 11,730 12,290 14,171
(Gain) loss from discontinued operations, net of tax (422)        (89)          46           (483)        (457)        (365)        (410)        (901)        (687)      (684)      (315)      28
Interest expense 5,200      4,831      5,140      5,401      4,273      3,958      3,970      3,959       4,538    4,880    4,928    5,003
Contingent interest expense -          -          -          -          -          -          -          -          -        -        -        -
Pay-off of future contingent interest -          -          -          -          -          -          -          -          -        -        -        -
Provision for income taxes 4,227      4,161      2,429      (1,781)     5,670      3,936      5,676      4,078       6,080    6,356    6,474    9,057
Depreciation and amortization 438         482         396         391         410         402         443         516          522       591       650       789
Amount applied to principal on receivable portfolios 40,212    35,785    35,140    46,364    42,851    48,303    49,188    47,384     58,265 64,901 63,507 53,427
Stock-based compensation expense 1,094      1,228      860         382         1,080      994         1,261      1,049       1,761    1,446    1,549    1,254
Adjusted EBITDA 57,500    52,560    47,039    48,179    62,824    63,869    69,132    64,490     81,340 89,220 89,083 83,729
3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12 3/31/13
GAAP net income, as reported 13,679    14,775    15,310    17,134    11,406    16,596    21,308    20,167     19,448
(Gain) loss from discontinued operations, net of tax (397)        (9)            (60)          101         6,702      2,392      -          -          -
Interest expense 5,593      5,369      5,175      4,979      5,515      6,497      7,012      6,540       6,854
Provision for income taxes 8,349      9,475      9,834      10,418    11,660    12,846    13,887    13,361     12,571
Depreciation and amortization 904         958         1,054      1,165      1,240      1,420      1,533      1,647       1,846
Amount applied to principal on receivable portfolios 85,709    83,939    73,187    69,462    104,603 101,813 105,283 90,895     129,487
Stock-based compensation expense 1,765      1,810      2,405      1,729      2,266      2,539      1,905      2,084       3,001
Acquisition related expense -          -          -          -          489         3,774      -          -          1,276
Adjusted EBITDA 115,602 116,317 106,905 104,988 143,881 147,877 150,928 134,694   174,483